Exhibit 99.1
BANKING ● PRIVATE WEALTH MANAGEMENT ● TRUST SERVICES July 2024 INVESTOR PRESENTATION

Copyright © 2023 First Foundation Inc. All Rights Reserved This report includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this report are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this report and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, and our ability to successfully implement such plan; whether and when certain of our preferred stock converts into common stock and the capital treatment of such shares prior to conversion; the risk of incurring credit losses, which is an inherent risk of the banking business; the quality and quantity of our deposits; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the risk that we will not be able to maintain growth at historic rates or at all; the performance of loans currently on deferral following the expiration of the respective deferral periods; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with changes in interest rates, which could adversely affect our interest income, interest rate margins, and the value of our interest-earning assets, and therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; negative impacts of news or analyst reports about us or the financial services industry; the impacts of inflation on us and our customers; results of examinations by regulatory authorities and the possibility that such regulatory authorities may, among other things, limit our business activities or our ability to pay dividends, or impose fines, penalties or sanctions; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends at historic levels or at all; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this report to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this report or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NYSE rules. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the Company's results of operations or financial position. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Safe Harbor Statement 1

Copyright © 2023 First Foundation Inc. All Rights Reserved 2 Five-Point Strategic Plan for Additional Capital 1 Reduce Multifamily Concentration Over Time 3 Strengthen the ACL Position of the Bank Evaluate Lower Yielding Multifamily Loans for Sale and Strengthen Core Funding to Accelerate Earnings Growth 2 Further Invest in Our Core Businesses and Enhance Focus on C&I Growth Across California, Texas and Florida 5 4 Continue to Support and Grow First Foundation Advisors and Private Banking 4Q26 ROAA 0.90-1.00% 4Q26 ROTCE 10-12% 4Q26 CRE % <400% Long-term Tier 1% 12-13% Strengthen Earnings Improve Risk Profile

Pivoting to Offense | Execution and Performance

Maintaining Our Culture & Core Focus while Capitalizing on Opportunities Across Our Attractive Markets

Phase 1 | Near-term Actions in 3Q24

Repositioning the balance sheet and stabilizing earnings

- ***Raise capital*** to provide flexibility for strengthening the balance sheet and pivoting to offense
- ***Move ~20% of multifamily loans to LHS,*** ensuring best execution by running a process similar to those during the capital raise, which included **detailed investor diligence & an independent third-party loan review**
- ***Initiate detailed review of ACL methodology,*** resulting in an ACL coverage ratio within the peer range for similarly situated peers (*)
- ***Set goals and align incentives through the organization*** to focus phase-2 actions on investments that optimize long-term shareholder value

Phase 2 | Medium- and Long-term Actions

Measured investments to capitalize on market opportunities

- ***Diversify geographically*** into North Texas and Southwest Florida markets
- ***Diversify the loan portfolio and improve core funding*** by hiring C&I bankers (amidst multifamily contraction) to further leverage existing C&I platform and expertise
- ***Accelerate FFA growth and further increase fee income,*** particularly in markets with significant high-net worth household concentrations and attractive in-migration demographics
- ***Maintain expense discipline*** that led to best-in-class NIE/Assets

Performance & Risk Enhancements

Strengthened Capital & Liquidity Positions

Reduced Multifamily Concentration

ACL within Peer Range (*)

Greater Flexibility to Reduce Wholesale Funding Concentrations

Improved Net Interest Margin & Profitability

Reduced Concentration Risk

(loans, geography, state-by-state business cycles)

Improved Core Funding & Noninterest Deposits

Further Diversified Revenue Mix

Reduced Thru-cycle Earnings Variability & Lower Cost of Equity

FIRST FOUNDATION

Copyright © 2023 First Foundation Inc. All Rights Reserved

(*) Detailed methodology review is underway and expected to complete this quarter. Changes to ACL are dependent on support from a well-tested and -controlled methodology

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Copyright © 2023 First Foundation Inc. All Rights Reserved A Multi-Diversified Regional Financial Services Company with a Personal Touch $5.5 Billion in Assets Under Management $13.7 Billion in Bank Assets COMPANY TRUST SERVICES PERSONAL BANKING PRIVATE BANKING BUSINESS BANKING PRIVATE WEALTH MANAGEMENT Five States: CA, TX, NV, HI, and FL 551 Employees, 31 Branch/Office Locations CORE BUSINESSES TARGET CLIENTS BUSINESS OWNERS REAL ESTATE INVESTORS SMALL AND MEDIUM BUSINESSES HOAs, MSRs, 1031 EXCHANGES, TITLE AND ESCROW COMPANIES LOCAL MUNICIPALITIES HIGH NET WORTH INDIVIDUALS MULTI-GENERATIONAL FAMILIES CORPORATE EXECUTIVES NONPROFITS Focus on providing exceptional service Complementary services $1.1 Billion in Trust Assets Under Advisement Scale with a proven business model 4 NYSE: FFWM Data as of June 30, 2024

Copyright © 2023 First Foundation Inc. All Rights Reserved 5 Strong Regional Presence  Headquartered in Dallas, TX, First Foundation has 31 branch/office locations in five states: CA, TX, NV, HI, and FL  First Foundation’s loan portfolio is primarily concentrated within the branch footprint; 72% of total loans in CA, 8% in FL, 4% in TX, 1% in NV, and 14% in other  Expansion focused on attractive markets with positive demographic trends and business friendly environments Located in Expanding and Affluent Markets  Average household income of $86k versus overall U.S. average of $67k(1) Outsized population growth in markets with large market share(1)(2)  Riverside-San Bernardino-Ontario, CA: 1.5%  Sacramento-Roseville-Folsom, CA: 3.6%  Las Vegas-Henderson-Paradise, NV: 4.4% Exceptional historical and projected population growth in newly-entered markets(1)  Dallas-Fort Worth-Arlington, TX (Historical): 7.3%(2)  Dallas-Fort Worth-Arlington, TX (Projected): 5.1%(3)  Naples-Marco Island, FL (Historical): 6.4%(2)  Naples-Marco Island, FL (Projected): 7.4%(3) Presence in Some of the Fastest Growing MSAs in the Country Source: S&P Capital IQ; Claritas LLC; FDIC branch reports from S&P Capital IQ; Company Reports 1) As of April 2024 2) 5 year historical 3) 5 year projected based on Company management estimates

Copyright © 2023 First Foundation Inc. All Rights Reserved Our Approach Within Attractive Markets Three-pronged approach to market entry and presence 1. Grow presence in business friendly and expanding markets  Dallas-Fort Worth Metroplex, TX  Naples-Marco Island, FL 2. Maintain a strong presence in mature and affluent markets  West Los Angeles and Pasadena, CA  Palos Verdes and the South Bay, CA  Orange County, CA  San Diego, CA  Indian Wells and Palm Springs, CA  San Francisco, CA  Sacramento, CA  Las Vegas, NV  Honolulu, HI 3. Obtain market share in secondary and stable markets(1)  Lucerne Valley: 100%  Running Springs: 100%  Big Bear Lake: 30.9%  El Centro: 6.1%  Auburn: 3.5% Provide excellent customer service and deepen relationships Focus on deposits as the bank of choice in local region 6 Significant new opportunities for entire suite of services Source: S&P Capital IQ; Company Reports 1) As of latest FDIC branch report dated September 2023

Copyright © 2023 First Foundation Inc. All Rights Reserved Serving Clients Across Generations Educate + Protect BUILD “Millennials” Plan + Build GROW “Gen X” Consume + Distribute ENJOY “Boomers” Solutions for every stage in the financial journey Focused Consumer, Real Estate, and Commercial Lending  SBA & Small Business  Small Balance Business  Equipment Finance  Owner Occupied Real Estate  Multifamily  Investor-Owned Real Estate Private Wealth Management  Wealth Planning & Advisory  Investment Management  Business Succession  Philanthropy Services  Corporate Trustee  Nevada Asset Protection Trust  Successor Trustee Personal and Business Banking  Checking and Savings Accounts  Money Market Accounts  Certificate of Deposits (CDs)  Digital Account Opening and Support  Mobile Banking  Full Suite of Treasury Management Offerings  Primary Single Family  Rental Single Family  Home Equity Lines of Credit  Personal Lines of Credit Solutions to serve both the boomer and the next generations Expertise on multi-generational gifting strategies and setting up the next generations for financial success 7 Well-Positioned to Facilitate The Great Wealth Transfer 45 million U.S. households will pass a mind-boggling $68 trillion ($48 trillion from Boomers alone) to their children — the biggest generational wealth transfer ever* *According to report by Cerulli Associates

Copyright © 2023 First Foundation Inc. All Rights Reserved Technology Driving Efficiencies and Enhancing Client Experience 8 Client Experience Tech Enhancing the Client Experience Core Technology Tech Driving Process Efficiencies ✓ Peer-to-peer payments through Zelle® ✓ Digital signature capture for lending and deposit products ✓ Automated online deposit account opening and delivery ✓ Industry-leading commercial business banking online ✓ Automated account switching solution to move new customer direct deposits and bill pay to bank ✓ Latest Fiserv Core Banking system: Precision ✓ Data warehouse / CRM – marketing and client data mining ✓ Deep integrations with loan origination systems and core ✓ AI automating workflows to drive efficiency ✓ Technology-enhanced compliance tracking ✓ Digital banking processes with open APIs Existing Strong ✓ Dedicated to the strictest security measures Foundation • Account aggregation across institutions • New mobile and desktop consumer banking applications • New client portal for wealth management clients • Rewards deposit accounts • Financial wellness scoring • Upgraded to Orion, state-of-the-art enterprise investment software platform for wealth management clients • Deep integration between trust accounting and portfolio management systems • New single-family loan origination system • New commercial loan origination system upgrades Recent Enhancements Made / Planned Traditional Banking Services With the Same Features as a Fintech Nationally recognized for our investments to drive innovation Key Partners

Brand Awareness Using Digital Channels

1. AWARENESS — Search Engine Optimization

Building awareness without paid advertising by ranking highly for relevant search phrases on Google

Focused on 50-60 key terms related to our business. Ranked consistently in Top 25 nationally for high-value search phrases

Sample Search Phrases (note: rankings fluctuate daily)	National Rank [1]
"Multifamily lending"	3
"What is wealth planning"	5
"Life and wealth planning"	7
"Wealth planning services"	11
"Business banking"	14
"Apartment lending"	15
"Online savings account rates"	26
"Online savings"	29
"Owner occupied real estate financing"	33
"Online savings account"	35
"Trust services"	38
"Personal banking"	40
"Wealth planning"	43
"Best online savings rates"	50

Google

Digital brand awareness significantly reduces the cost of new client acquisition



Online Savings Account | First Foundation Bank
https://firstfoundationinc.com › personal-banking › bank › online-savings
Savings Accounts - Discover Your Options - HSBC Bank USA
https://www.us.hsbc.com › savings-accounts
High Yield Online Savings Account | Marcus by Goldman ...
https://www.marcus.com › savings › high-yield-savings

2. ENGAGEMENT — Social Media

Presence on major social networks

- Engaged community of followers
- Affinity towards brand and culture

3. DELIVERY — Content Marketing

Valuable content sourced by in-house and third-party writers

- Provides education; Fosters interest
- Boosts SEO; Generates leads

Key Content Topics	Frequency
Investment Commentary	4 / year
Market Alerts	2–4 / year
The Week Ahead	50 / year
Wealth Planning	4–6 / year
Cyber Security	4 / year



THE WEEK AH
Security Tips for Online Holiday Shoppers

1) SEMRush, as of July 15, 2024; based on all internet traffic; does not include paid search; however, does include all website traffic, not just those of banks and financial services companies

FIRST FOUNDATION

Copyright © 2023 First Foundation Inc. All Rights Reserved

9

Copyright © 2023 First Foundation Inc. All Rights Reserved Loans 10

Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily, $5,227 , 52% Commercial Business , $3,237 , 32% Single-Family, $918 , 9% CRE Investment, $602 , 6% Land and Construction, $85 , 1% Consumer, $2 , 0% Other , $16 , 0% Loan Portfolio by Asset Class 2Q24 ($ in millions) California $7,297 72% Florida $835 8% Texas, $395 , 4% Hawaii, $39 , 1% Nevada, $109 , 1% Other $1,413 14% Loan Portfolio by State 2Q24 ($ in millions) Loan Portfolio Overview $10,087 Total Loans 2Q24 Yield on Originations: 8.19% 2Q24 Yield on Loans: 4.77% 11 $10,087 Total Loans Diversification by asset class and geography/state (1) (2) 1) Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans 2) Other includes premiums, discounts and deferred fees and expenses on all loans

Copyright © 2023 First Foundation Inc. All Rights Reserved California, $750 , 82% Florida, $103 , 11% Texas, $2 , 0% Hawaii, $28 , 3% Nevada, $8 , 1% Other, $27 , 3% Single-Family Loans 2Q24 ($ in millions) California, $4,576 , 87% Florida, $96 , 2% Texas, $225 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $293 , 6% Multifamily Loans 2Q24 ($ in millions) California, $206 , 34% Florida, $362 , 60% Texas, $21 , 4% Hawaii, $1 , 0% Nevada, $3 , 1% Other, $9 , 1% NOO CRE Loans 2Q24 ($ in millions) California, $1,712 , 53% Florida, $257 , 8% Texas, $141 , 4% Hawaii, $8 , 0% Nevada, $63 , 2% Other, $1,056 , 33% Commercial Business Loans 2Q24 ($ in millions) Loan Portfolio by Geographic Distribution $5,227 Total Loans 12 $602 Total Loans $918 Total Loans $3,237 Total Loans  Texas originations totaled $9 million during 2Q24 in the commercial business  Florida originations totaled $970 thousand during 2Q24 in the commercial business

Copyright © 2023 First Foundation Inc. All Rights Reserved Net Loan Activity 13 1Q24 2Q24 4Q23 2Q24

Copyright © 2023 First Foundation Inc. All Rights Reserved 90% 86% 3% 11% 2% 1% 4% 3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q23 YTD 2Q24 YTD Origination Composition Commercial Business Multifamily CRE Investment Single-Family Other $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Loan Origination Composition Trend ($ in millions) Other Single-Family CRE Investment Multifamily Commercial Business  Commercial business originations of $126 million in 2Q24 Lending Activities Limited but Focused on High Quality Commercial Business (1) (2) 1) Includes $171 million in PPP loans 2) Includes $56 million in PPP loans 14

Copyright © 2023 First Foundation Inc. All Rights Reserved CRE Own Occ 10% Commercial Term 14% Commercial Line of Credit 37% Equipment Finance 6% SBA 7A 0% SBA Own Occ CRE SBA PPP 1% 0% Municipal Financing 32% Commercial Portfolio by Facility Type 2Q24 Finance and Insurance 33% Public Administration 31% Real Estate and Rental and Leasing 6% Manufacturing 5% Construction 4% Administrative and Support and Waste Management and Remediation Services 3% Accommodation and Food Services 2% Retail Trade 2% Arts, Entertainment, and Recreation 2% Other Services (except Public Administration) 2% Professional, Scientific, and Technical Services 2% Other 8% Commercial Portfolio by Industry Sectors 2Q24 Diversified Commercial Business Portfolio No sector comprises more than a 1/3 of the portfolio Low CRE exposure 15 89% of commercial business portfolio is not commercial real estate $3,237 Total Loans $3,237 Total Loans (1) 1) No individual sector within “Other” category is larger than 1.8%

Multifamily – Strong Underwriting in Resilient Segment (1/3)

Expertise and Underwriting

- Conservative underwriting to the lower of in-place rents or market and the higher of market or actual vacancy and expenses
  - **No credit is given for future or pro forma figures for rents**
- Loan amounts are underwritten to DSCRs using a qualifying rate that is higher than the initial rate for 3- and 5-year fixed loans and underwritten to stressed expenses (e.g., underwriting insurance coverage in California to no less than **20%** above YoY insurance premiums)
  - 7- and 10-year fixed are underwritten to the initial start rate
- Interest-only options for lower LTV and higher DSCR properties with strong sponsorship
  - All IO loans underwritten to a fully amortizing DSCR
- Sponsors are required to meet minimum liquidity requirements of 6-12 months principal, interest, taxes and insurance, and a minimum of 10% of the loan amount

Conservative Portfolio of Residential Loans

Multifamily Loan Characteristics[1]	
Average Loan Size	**$3.31M**
Average LTV[2]	**54%**
Average DSCR[3]	**1.43x**
% Delinquent	**0.00%**

High-level Portfolio Overview

- Primary focus is on small-balance (average size of $3.3 million) loans on non-luxury Essential Housing apartment stock
  - Average property has 22 units
  - Buildings tend to be older and smaller in size with over 60% of properties built between 1950-1980 catering towards at or below median income earners
  - Approx. 68% of the $2.4B originations in 2022 were rent controlled and on average 14% below market, providing potential upside in rents if units turn over
- Loans are generally fixed for 3-,5-,7- and 10-year periods
- 30-year maturity with 30-year amortization

Midrise, Garden, and Workforce Housing Focus







- High credit quality with consistently low LTVs for multifamily loans and strong DSCR ratios
- Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses (e.g., insurance coverage)
- No multifamily charge-offs since First Foundation's start in 2007

FIRST FOUNDATION

Copyright © 2023 First Foundation Inc. All Rights Reserved

1) Data as of June 30, 2024, unless otherwise noted
2) LTV at time of origination
3) Represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property's NOI at time of origination

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Multifamily – Markets Matter (2/3)

Rent Regulations in California are Less Onerous Compared to New York

California Rent Regulations

1) Statewide rent cap limiting yearly increases to the lesser of **10%** or **5% plus inflation**
    a) Exceptions include apartments built in 2005 or after
2) Rent regulation laws, including the above rent increases, in effect through 2029 (not permanent)
    a) Rent control prohibited from certain kinds of residences including apartment units constructed after 1995 (Costa-Hawkins Act)
3) Apartment owners have the **right to rent a vacant unit at market price**
4) Capital improvements may not be used to increase the rent beyond the rent cap noted in bullet 1) for existing tenants, but monitoring in place to ensure regular upkeep and preventative maintenance

New York Rent Regulations

1) Rent can be raised the lesser of the **average of the five** most recent Rent Guidelines Board annual increases (**2023 5-year average: 1.85%**) or **7.5%** each year
2) Rent regulation laws were made **permanent** in 2019, which **repealed "vacancy decontrol"** and the **"vacancy bonus"**, two key drivers of multifamily price appreciation in the prior 25yr regime (1994-2019)
    1) Under vacancy decontrol an apartment's rent would be deregulated if a tenant left the apartment (voluntarily or evicted). The regulated monthly rent had to **exceed $2,700** to take effect
    2) If the rent was **under $2,700**, the landlord had the ability to increase rents **20%**
3) Apartment owners have the right to rent at the above levels for both vacancy and renewal leases
4) Capital improvement rent increases were lowered from **6%** to **2%** in New York City (and from **15%** to **2%** in other counties) making more costly repairs harder to recoup

Geographic Exposure

Vast majority of the portfolio is in rent controlled markets within California



California, $4,576 , 87%
$5,227
Total
Loans
Florida, $96 , 2%
Texas, $225 , 4%
Hawaii, $2 , 0%
Nevada, $35 , 1%
Other, $293 , 6%

Exposure by County

Exposure by Top 10 Counties	(000s)	%
Los Angeles	2,700,186	51.66%
Orange	451,696	8.64%
San Diego	379,330	7.26%
San Francisco	244,884	4.68%
Alameda	221,197	4.23%
Santa Clara	145,800	2.79%
Maricopa	146,127	2.80%
Sacramento	104,446	2.00%
Bexar	96,220	1.84%
San Mateo	79,577	1.52%
SUBTOTAL	**4,569,465**	**87.4%**
Portfolio Total	**5,227,262**	**100.0%**

FIRST FOUNDATION

Copyright © 2023 First Foundation Inc. All Rights Reserved

1) Source: California Apartment Association; New York Office of Rent Administration

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Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily – Loan Repricing Opportunity (3/3) Variable & Adjustable-Rate Loan Composition(1) 18 Note: Balances as of June 30, 2024; repricing rates as of July 10, 2024 1) Does not include assumptions for amortizations or prepayments Adjustable-rate loans represents 88% of total Multifamily portfolio Variable-rate loans represent 4% of total Multifamily portfolio Average implied spread of 394 bps $5,227 Total Loans ($ millions) Adjustable Rate 4,457 85% Variable Rate 185 4% Fixed Rate 585 11%

Copyright © 2023 First Foundation Inc. All Rights Reserved 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Charge offs by Loan Type for CA-Based Banks Single Family Multifamily NOO CRE Commercial and Industrial Industry Trends: Top Performing Asset Class Multifamily loans have historically been the best performing of all real estate loan types 19 - Source: S&P Capital IQ; FDIC Call Report Note: Charge-off rate weighted the loan balance of each bank’s associated asset class. Only includes California headquartered commercial and savings banks

Copyright © 2023 First Foundation Inc. All Rights Reserved First Foundation NCO Average, 0.02% Peer NCO Average, 0.14% -0.01% 0.09% 0.19% 0.29% 2019 2020 2021 2022 2023 2Q24 Net Charge-offs (“NCOs”)/Average Loans First Foundation NCOs/Average Loans Peer NCOs/Average Loans First Foundation NCO Average Peer NCO Average 0.20% 0.30% 0.14% 0.13% 0.15% 0.18% 0.25% 0.39% 0.11% 0.10% 0.12% 0.19% 0.47% 0.55% 0.40% 0.32% 0.42% 0.48% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 2Q24 Non-Performing Loans and Assets First Foundation NPAs/Assets First Foundation NPLs/Loans Peer NPLs/Loans Strong Credit Quality 20 (4) (4) (1)(2) (1)(3) 1) UPBR peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion 2) Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases 3) Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases 4) Peer group data based on the most recently available UBPR report of 1Q24 Peer Average 9x First Foundation

Copyright © 2023 First Foundation Inc. All Rights Reserved Deposits 21

Copyright © 2023 First Foundation Inc. All Rights Reserved California, $1,051 , 50% Florida, $236 , 11% Texas, $453 , 21% Hawaii, $16 , 1% Nevada, $16 , 1% Other, $338 , 16% Noninterest-Bearing Deposits 2Q24 ($ in millions) California, $2,273 , 26% Florida, $1,943 , 22% Texas, $311 , 4% Hawaii, $267 , 3% Nevada, $91 , 1% Other, $3,761 , 45% Interest-Bearing Deposits 2Q24 ($ in millions) California, $1,534 , 34% Florida, $1,244 , 28% Texas, $569 , 13% Hawaii, $142 , 3% Nevada, $28 , 1% Other, $919 , 21% Core Business Deposits 2Q24 ($ in millions) Deposits by Geographic Distribution 22 $2,110 Total Non-IB Deposits  Insured and Collateralized Deposits 85%, Uninsured and Uncollateralized Deposits 15% as of 2Q24  Florida ranks 2nd and Texas 3rd for total number of accounts raised from our nationwide digital bank channel $8,647 Total IB Deposits $4,436 Total Business Deposits

Copyright © 2023 First Foundation Inc. All Rights Reserved Launched digital consumer deposit channel in 3Q19  Online savings – 2019  Online CDs – 2020  Online checking – 2020  Online money market – 2022  Balances: $864 million as of 2Q24  Good granularity of clients: ~ 12,000  Over 88% new clients  Reaching new, younger client audience  Average account size: ~$70 K  Strong retention experience when dropping rates  Low costs to obtain and service  Expanded digital experience into our retail branches to include paperless onboarding and in branch support for online opening Account Data Products Benefits 23 Digital Deposit Channel Success Gen Z (18-28) 9% Millennial (29-43) 34% Gen X (44-58) 25% Baby Boomer (59-79) 29% Silent Gen (80-96) 3% Number of Accounts by Generation 2Q24 69% of digital bank clients are younger than Baby Boomers 0 2,000 4,000 6,000 8,000 10,000 12,000 $0 $200 $400 $600 $800 $1,000 $1,200 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Growth Driven by Digital Marketing Strategy ($ in millions) Account Balance Number of Accounts

Copyright © 2023 First Foundation Inc. All Rights Reserved Wealth Management and Trust 24

Copyright © 2023 First Foundation Inc. All Rights Reserved In-House Expertise to Serve Clients Wealth Planning • Lead with planning • Entry point to client’s total financial picture Asset Allocation • Manage custom investment strategies to serve clients across the risk and return spectrum • Utilizes a mix of equities, fixed income, real estate, and alternative assets • Open architecture Portfolio Construction • Conduct due diligence • Create custom portfolios to match clients’ goals • Monitor, report, and adjust as necessary INVESTMENT MANAGEMENT PHILANTHROPY SERVICES WEALTH PLANNING TRUST SERVICES ASSET ALLOCATION LEGACY PLANNING Key Characteristics  Lead with sophisticated financial planning to address client needs  Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts  In-house investment capabilities with strong performance  Fee-only model (vs. commission-based brokerage) with avg. fee of 60-70 bps  Significant cross promotion opportunities with bank, trust, and philanthropy services  Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business  100% of new Assets Under Management (“AUM”) and Assets Under Advisement (“AUA”) through organic growth, more stable than M&A  Presence in affluent communities throughout CA such as Pasadena, San Diego, West Los Angeles, Orange County, in addition to expanding into Naples, FL in 2022  Combined Advisory and Trust business pre-tax profit margin of 26% in 2Q24 Comprehensive Offering for High-Net-Worth Clients 25

Copyright © 2023 First Foundation Inc. All Rights Reserved Loyal Clients and Growing Assets Profile of Client Growth  Target client of $3 million to $50 million in investible assets  Clients are high-net-worth individuals and families (as opposed to institutional)  Serve as central point of contact for clients’ financial matters  Average size of new clients is increasing as model attracts higher net worth clients  New client referrals through centers of influence (“COIs”) and partner channels, which is difficult for other RIAs to replicate  30+ year track record of building relationships with COIs – shows trust in ability to serve complex client cases  Client referrals from existing clients – shows loyalty across clients 26 $4,927 $5,681 $4,985 $5,250 $5,489 $1,105 $1,345 $1,276 $1,278 $1,139 $6,032 $7,026 $6,261 $6,528 $6,627 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 YE 2020 YE 2021 YE 2022 YE2023 2Q24 Wealth Management AUM and Trust AUA ($ in millions) Wealth Management AUM Trust AUA Stable organic growth

Copyright © 2023 First Foundation Inc. All Rights Reserved Profitability 27

Copyright © 2023 First Foundation Inc. All Rights Reserved 1) Cost of interest-bearing liabilities excludes the positive impact of non-interest-bearing deposits $170.0 $196.6 $233.3 $318.7 $202.3 $107.7 $82.2 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Net Interest Income ($ in millions) Net Interest Income 28 (1) $5,921 $6,498 $7,409 $10,938 $12,738 $12,849 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 2Q24 Average Interest-Earning Assets ($ in millions) Loans Securities Other 3.50% 3.84% 4.12% 4.32% 4.51% 4.56% 4.62% 4.64% 4.71% 3.18% 3.10% 2.45% 1.83% 1.51% 1.66% 1.36% 1.17% 1.36% 0.54% 1.23% 2.52% 3.41% 3.97% 4.01% 4.19% 4.24% 4.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Margin Earning Assets Yield Net Interest Margin Cost of Interest-Bearing Liabilities  NII and NIM were adversely impacted due to Fed interest rate actions since 2022.

Copyright © 2023 First Foundation Inc. All Rights Reserved 67% 15% 15% 3% Recurring(1) Noninterest Income Breakdown 2Q24 YTD Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans  Proven ability to generate consistent noninterest recurring fee income  Fee income diversifies First Foundation’s operating revenue stream with 20% generated from recurring noninterest income for 2Q24 Attractive Noninterest Fee Income 29 $22 Million $23.1 $23.4 $28.4 $29.0 $28.2 $14.1 $14.6 $5.6 $6.1 $7.6 $9.8 $7.1 $3.7 $3.2 $7.7 $9.6 $10.9 $11.7 $9.2 $5.9 $3.4 $4.2 $15.1 $21.5 $40.6 $54.2 $68.4 $50.5 $44.5 $23.8 $21.9 $0 $10 $20 $30 $40 $50 $60 $70 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Recurring(1) Noninterest Income ($ in millions) Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans 1) Recurring revenue includes all noninterest income excluding revenue in the “other” category

Copyright © 2023 First Foundation Inc. All Rights Reserved 1.00% 0.80% 1.05% 1.30% 1.55% 1.80% 2.05% 2.30% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Noninterest Expense / Average Assets First Foundation Total First Foundation Excluding Customer Service Bank Peer Group Efficient Operating Platform  Leveraging its investments in personnel and technology, First Foundation has consistently lowered its noninterest expense to average assets and is currently operating at a significant advantage to peers 30 104 bps  (1) (1) (2) 1) Non-GAAP measure. See "Non-GAAP Financial Measures” 2) Uniform Bank Performance Report (“UBPR”) Peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion. Peer group data based on the most recently available UBPR report of 1Q24

Copyright © 2023 First Foundation Inc. All Rights Reserved $1.29 $1.91 $2.43 $2.02 $0.31 $0.21 $0.08 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Adjusted Diluted Earnings Per Share(1) 0.94% 1.28% 1.43% 1.00% 0.13% 0.18% 0.07% 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Adjusted Return on Average Assets(1) Track Record of Delivering Profitability 31 11.9% 15.5% 16.9% 13.0% 1.9% 2.7% 1.0% 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Return on Average Tangible Common Equity(1) 60.2% 49.3% 47.5% 58.6% 93.4% 88.2% 97.2% 2019 2020 2021 2022 2023 2Q23 YTD 2Q24 YTD Efficiency Ratio(1) 1) Non-GAAP measure. See "Non-GAAP Financial Measures”

Copyright © 2023 First Foundation Inc. All Rights Reserved  HTM unrealized loss $56 Million(1)  AFS unrealized loss $17 Million(1)  Total unrealized loss $73 Million(1) 60% 40% Securities Mix 2Q24 ($ in thousands) AFS HTM 1% 88% 3% 0% 1% 7% 0% Investment Securities 2Q24 ($ in thousands) CMO MBS Munis SBA FHLMC Corporate Treasury $1,890 Total Securities Portfolio $1,890 Total  90% of investment portfolio is government guaranteed  Highly liquid and pledgeable Portfolio 32 1) Tax-effected

Copyright © 2023 First Foundation Inc. All Rights Reserved Why First Foundation Financial Performance  Strong and stable revenue from core operations  Recurring non-interest revenue from in-house wealth management and trust operations  Diversified and high-quality loans Valuable Business Model  Commercial banking model augmented with wealth management and trust expertise  Organic growth strategy complemented by strategic acquisitions  Valuable client base with cross promotion opportunities. Strong presence in geographic markets with high household income  Technology-centric infrastructure to enhance the client experience and drive efficiency Leadership and Culture  Experienced and proven management team  Talented workforce with client-centric culture  Significant insider ownership aligned with shareholders’ interests Credit Quality  Conservative credit culture driving superior asset quality  Very low non-performing assets  Low to minimal historical charge-offs  Well capitalized 33

Copyright © 2023 First Foundation Inc. All Rights Reserved Appendix 34

A Tradition of Serving Our Clients

History of First Foundation

1990 – The Keller Group was created as an RIA to provide private wealth management services

2004 – Created services to meet the needs of individuals, families, and businesses

2007 – First Foundation Bank was created as a de novo banking charter.

2008 – Philanthropy Services are added to complement HNW business

2010 – First Foundation is adopted as the name for all affiliates

2011 – First Foundation San Diego Office opens for business

2012 – First Foundation Bank acquires Desert Commercial Bank

First Foundation West Los Angeles opens for business

2013 – First Foundation Las Vegas Office opens for business

First Foundation begins offering trust services

2014 – First Foundation lists shares on NASDAQ Global Stock Market under ticker "FFWM"

2015 – First Foundation enters Hawaii market through acquisition of Pacific Rim Bank

2016 – First Foundation Bank opens offices in Laguna Hills and Seal Beach

2017 – First Foundation expands into Sacramento, Auburn, and Roseville through acquisition of Community 1st Bancorp

2018 – First Foundation expands in LA with office in Palos Verdes Estates through acquisition of PBB Bancorp

2020 – First Foundation enhances digital offering through partnership with leading FinTech provider

2021-22 – Relocation of Principal Executive Office to Dallas, TX. Expands into Florida through acquisition of TGR Financial

The path First Foundation Inc. has taken to provide banking, trust, financial planning, investment management, estate and legacy planning and consulting services to our clients, all under one roof and all under this level of care, is a path not often traveled. But we prefer it this way. At First Foundation Inc., we've never taken the easy path, but we've always chosen the right one – for our clients, our communities, and our stakeholders.

FIRST FOUNDATION
Copyright © 2023 First Foundation Inc. All Rights Reserved
35

Industry Recognition

A sampling of awards and accolades received

2021 Vision List – Outperforming Stock
First Foundation Inc. (FFWM) made B Riley's Vision List which is a list of the top-24 stocks across all industries selected by analysts to outperform the small-cap benchmark Russell 2000 Index in the current year. Each year analysts are tasked to identify a single, immutable pick to outperform based on a set of defined criteria.

Model Bank Employee Enablement
First Foundation Bank was recognized as a Model Bank for Employee Enablement by Celent as we developed an integrated back-end and front-end data warehouse and employee intranet designed to keep everything connected and in sync.

2021 Civic 50
First Foundation was included in the OneOC Civic 50 list, which is compiled annually to spotlight those companies who are civic-minded within the communities they serve.

Barron's Top 100 Independent Advisors
America's top independent financial advisors, as identified by Barron's. The ranking reflects the volume of assets overseen by the advisors and their teams, revenues generated for the firms, and the quality of the advisors' practices.

Bank & Thrift Sm-All Stars Class of 2022: FFWM
The Sm-All Stars represent the top performing small-cap banks and thrifts in the country. This is the third time FFWM was one of 35 banks chosen. According to Piper Sandler, banks selected have superior performance metrics in growth, profitability, credit quality and capital strength.

Best Performing Bank in 2021 with Assets Greater than $10B
First Foundation Bank ranked as the 6th best performing bank in 2021 with assets greater than $10B. S&P Global Market Intelligence calculated score for each bank on six key metrics.

Best-in-Class for HR Management
Gallagher, a global human resources consulting firm, has awarded our team with an award for Best-in-Class for HR Management from their 2019 Benefits Strategy and Benchmarking Survey.

CNBC FA 100
The CNBC FA 100 recognizes the advisory firms that top the list when it comes to offering a comprehensive planning and financial service that helps clients navigate through their complex financial life.

Bank Director Best Small Regional Bank
First Foundation Bank (FFB) was selected as the Top 4 small regional bank in the nation in the most recent ranking by Bank Director. The list selected the top 10 banks in each peer group based on several metrics provided by S&P Global Market Intelligence as of year-end 2020 and then studied and ranked each bank further for its performance.

Featured in the Media

First Foundation is a contributor to the media on important topics related to our industry

WALL STREET JOURNAL CNBC BARRON'S MarketWatch

FIRST FOUNDATION

See disclosures at: https://www.firstfoundationinc.com/important-disclosure-information

Copyright © 2023 First Foundation Inc. All Rights Reserved

36

Copyright © 2023 First Foundation Inc. All Rights Reserved Selected Financial Information Financial Highlights: As of 2Q24 Loans $10.1 Billion Revenue: $58 Million Adjusted Net Income $3.3 Million (1) Deposits $10.8 Billion Total Assets $13.7 Billion Adjusted ROAA(1) 0.10% FFA AUM & Trust AUA $6.6 Billion ROATCE(1) 1.5% TBV per share(1) $16.43 Efficiency Ratio(1) 96.1% 37 1) Non-GAAP measure. See "Non-GAAP Financial Measures”

Copyright © 2023 First Foundation Inc. All Rights Reserved  Allowance for Credit loss (“ACL”) of gross loans held for investment portfolio remained unchanged at 29 bps or $29.3 million in 2Q24. The model calculated reserve on loans decreased by $3,249 thousand and offset by an increase of $964 thousand in the reserve for impaired & collateral dependent loans, and an increase of $2,285 thousand in qualitative reserve reflecting adjustment for the repricing and interest rate risks in the multifamily portfolio and higher level of criticized loans at the end of the quarter.  Probability of Default (“PD”) and Loss Given Default (“LGD”) model calculated reserves approach applied to the majority of loan portfolio (97.7% of Total Loan Portfolio) with Loss Rate approach applied to the remaining smaller, homogeneous loan portfolios (2.2% of Total Loan Portfolio). Beginning in 1Q2024, all impaired loans not deemed to be collateral dependent, including purchased credit deteriorated loans, are no longer individually valued; rather, they are afforded the same structured (model calculated) approach to determine PDs and LGDs for much of the loan portfolio.  Management expects key drivers of provisioning and reserving under the CECL standard going forward to include:  Replenishment of reserves for net charge-offs  Change in portfolio size and composition  All other macroeconomic variables and loan level characteristics  Ongoing reserve levels will continue to utilize quantitative and qualitative information CECL Methodology Reserves Ongoing Impact 38 Current Expected Credit Losses (“CECL”)

Copyright © 2023 First Foundation Inc. All Rights Reserved Balance Sheet and Equity Capital 39 8.98% 8.53% 8.59% 8.35% 8.22% 8.93% 8.43% 7.44% 7.20% 7.08% YE 2020 YE 2021 YE 2022 YE 2023 2Q24 Tier I Leverage Ratio(2) Bank Consolidated $13.44 $14.92 $16.20 $16.30 $16.43 YE 2020 YE 2021 YE 2022 YE 2023 2Q24 TBV Per Share(1) 8.75% 8.44% 7.13% 6.91% 6.78% YE 2020 YE 2021 YE 2022 YE 2023 2Q24 TCE/TA(1) 12.25% 12.04% 11.01% 12.00% 12.36% 12.17% 11.90% 11.29% 12.27% 12.60% YE 2020 YE 2021 YE 2022 YE 2023 2Q24 Total Risk-Based Capital Ratio(2) Bank Consolidated 1) Use of Non-GAAP Measures 2) Regulatory capital ratios for 1Q24 are preliminary until filing of our June 30, 2024 FDIC call report

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Return on Average Tangible Common Equity, Adjusted Return on Average Assets and Net Income 40 1) Annualized net income divided by average shareholders’ equity 2) Annualized adjusted net income available to common shareholders divided by average tangible common equity 3) Annualized net income divided by average assets 4) Annualized adjusted net income divided by average assets 5) Use of Non-GAAP measure Return on average tangible common equity was calculated by excluding average goodwill and intangibles assets from the average shareholders’ equity during the associated periods. Adjusted return on average assets represents adjusted net income attributable to common shareholders divided by average total assets. Adjusted net income attributable to common shareholders includes various adjustments to net income, including an adjustment for non-cash goodwill impairment charges, and any associated tax effect of those adjustments during the associated periods. The table below provides a reconciliation of the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity. The table below also provides a reconciliation of the GAAP measure of net income (loss) to the non-GAAP measure of adjusted net income attributable to common shareholders. The table below also provides a reconciliation of the GAAP measure of return on average assets to the non-GAAP measure of adjusted return on average assets.

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Efficiency Ratio 41 Efficiency ratio is a non-GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of adjusted noninterest expense to adjusted revenue. The table below provides a calculation of the non-GAAP measure of efficiency ratio.

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Noninterest Expense to Average Assets Ratio 42 Noninterest expense to average asset ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of noninterest expense less amortization of intangible assets expense to the average assets during the associated periods for First Foundation Bank. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies. The table below provides a calculation of the non-GAAP measure of noninterest expense to average assets for FFB Consolidated.

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Tangible Common Equity Ratio, Tangible Book value Per Share, And Adjusted Earnings Per Share 43 Tangible shareholders’ equity, tangible common equity to tangible asset ratio, tangible book value per share, and adjusted earnings per share (basic and diluted) are non-GAAP financial measurements determined by methods other than in accordance with U.S. GAAP. Tangible shareholder’s equity is calculated by taking shareholder’s equity and subtracting goodwill and intangible assets. Tangible common equity to tangible asset ratio is calculated by taking tangible shareholders’ equity and dividing by tangible assets which is total assets excluding the balance of goodwill and intangible assets. Tangible book value per share is calculated by dividing tangible shareholders’ equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders’ equity by basic common shares outstanding. Adjusted earnings per share (basic and diluted) is calculated by dividing adjusted net income attributable to common shareholders by average common shares outstanding (basic and diluted). The reconciliation of GAAP net (loss) income to adjusted net income attributable to common shareholders is presented on slide 40 in “Non-GAAP Return on Average Tangible Common Equity (ROATCE), Adjusted Return on Average Assets and Net Income.” The table below provides a reconciliation of the GAAP measure of shareholders’ equity to tangible shareholders’ equity. The table below also provides a reconciliation of the GAAP measure of equity to asset ratio to the non-GAAP measure of tangible common equity to tangible assets ratio. The table below also provides a reconciliation of GAAP measure of book value per share to the non-GAAP measure of tangible book value per share. The table below also provides a reconciliation of the GAAP measure of net (loss) income per share (basic and diluted) to the non-GAAP measure of adjusted earnings per share (basic and diluted).

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